Exhibit 99.1

TRxADE Health forms joint venture SOSRx.com to Expand Medication Accessibility via Manufacturer Partnerships

TAMPA, FL, February 15, 2022 TRxADE HEALTH, INC. (NASDAQ:MEDS) (“TRxADE” or the “Company”), a health services IT company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S., today announced the formation with Exchange Health, LLC, of a joint venture, SOSRx, LLC (“SOSRx”), a Pharmaceutical Platform. SOSRx will provide pharmaceutical manufacturers a single platform to optimize the sale and distribution of their inventory directly to large pharmaceutical buyers across multiple classes of trade. SOSRx opens the market to short dated, over stock and slow-moving pharmaceuticals that would otherwise be subject to destruction. TRxADE anticipates growth in 2022 as more progressive manufacturers are expected to address the public need for enhanced medication accessibility and reliable supply of cost-effective pharmaceuticals.

“We see significant synergy between SOSRx’s innovative platform that addresses the unmet needs of big pharma and TRxADE’s rapidly growing network comprised of 12,700+ members and the nation’s top pharmaceutical supply houses”, said Prashant Patel Rph, President, TRxADE.

“This is a big win for healthcare providers and patients as TRxADE is now in a better position to make healthcare more readily accessible and affordable,” concluded Suren Ajjarapu, CEO, TRxADE.

“We believe that this partnership opens the supply chain to address the much larger needs of pharmaceutical companies as they begin to take future steps towards supply inefficiencies, accessibility and cost effectiveness of their pharmaceutical products while trying to safeguard the integrity of the nation’s distribution networks,” added Hem Pandya, Chairman, Exchange Health, LLC.

About TRxADE HEALTH, INC.

TRxADE HEALTH (NASDAQ: MEDS) is a health services IT company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S. The Company operates the TRxADE drug procurement marketplace serving a total of 12,700+ members nationwide, fostering price transparency and under the Bonum Health brand, offering patient centric telehealth services. For info on TRxADE HEALTH, please visit the Company’s IR website at investors.trxadegroup.com.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of TRxADE’s future expectations, plans and prospects, within the meaning of the federal securities laws, including the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. In particular, when used in the preceding discussion, the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of TRxADE, its divisions and concepts to be materially different than those expressed or implied in such statements. These risks include risks relating to the planned benefits, expected users of, and projected revenues of our joint venture with Exchange Health; our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the Company’s stock repurchase program; the adoption of the Company’s product offerings; claims relating to alleged violations of intellectual property rights of others; our ability to monetize our technological solutions; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain posted by the COVID-19 pandemic and related matters; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; COVID-19, governmental responses thereto, economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; our growth strategy; dilution which may be caused by future offerings; our ability to raise funding in the future, as and if needed, and the terms of such funding; increased inflation; and others that are included from time to time in filings made by TRxADE with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on TRxADE’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. TRxADE cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Media Contact:

TRxADE HEALTH, INC.

media@trxade.com

SOURCE: TRxADE HEALTH, INC.